Exhibit 10.22

FIRST AMENDMENT TO LEASE AGREEMENT

This First Amendment to Lease Agreement (this “Amendment”) is dated as of June 1, 2007, by and between U.S. Bank, N.A. (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as owner trustee of ZSF/Dallas Tower Trust, a Delaware grantor trust (as trustee only, and not individually) (“Lessor”), and TXU Properties Company, a Texas corporation (“Lessee”).

W I T N E S S E T H :

WHEREAS, by that certain Lease Agreement, dated as of February 14, 2002 (the “Lease”) between Lessor and Lessee, Lessor demised and leased to Lessee and Lessee rented and leased from Lessor the Property (as defined in the Lease); and

WHEREAS, Lessor and Lessee desire to make certain modifications to the Lease subject to the terms hereof.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Lessor and Lessee hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the same meanings as are ascribed to them in the Lease, unless otherwise noted.

2. Modifications to Lease. The Lease is hereby amended, modified and supplemented as follows:

(a) Section 7.1 is hereby modified by deleting the words “Guarantor (or Lessee if there is no Guarantor)” appearing in line 10 thereof and substituting in lieu thereof the word “Lessee”.

(b) Section 8.5(a) is hereby modified by: (i) deleting the words “(or Guarantor)” appearing in lines 16-17 thereof; and (ii) deleting the words “Guarantor (or Lessee if there is no Guarantor)” appearing in line 31 thereof and substituting in lieu thereof the word “Lessee”.

(c) Section 8.6 is hereby modified by deleting the words “(or Guarantor)” appearing in line 26 thereof.

(d) Section 9.1(b) is hereby modified by deleting the words “Guarantor (or Lessee if there is no Guarantor)” appearing in line 2 thereof and substituting in lieu thereof the word “Lessee”.

(e) Section 11.1 is hereby modified by deleting the terms of the section in their entirety and substituting in lieu thereof the following:

“Assignment by Lessee. So long as no Lease Event of Default has occurred and is continuing, Lessee may, at Lessee’s sole expense, without the consent of Lessor, assign this Lease for a period that does not extend beyond the Lease Term, to any Affiliate of Lessee that is not, and will at no time be, an Obligor, provided, however, that any such Affiliate is not (I) a tax-exempt entity (within the meaning of Section 168(h) of the Code) or (II) a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding at the commencement of the assignment. For purposes hereof, an assignment shall be deemed any merger or consolidation of Lessee which would violate the provisions of (I) or (II) above. Any assignee shall assume in writing any obligations of Lessee arising from and after the effective date of the assignment, provided, however, that no such assignment shall become effective until (i) a fully executed copy of an assignment and assumption agreement, reasonably acceptable to Lessor, Servicer, Indenture Trustee and Lessee, shall have been delivered to Lessor, the Servicer and the Indenture Trustee, and (ii) such assignee shall have executed such instruments and other documents and provided such further assurances as the Indenture Trustee shall reasonably request to ensure that such assignment is subject to the Assignment of Lease, the other Debt Documents and this Lease and is enforceable. Notwithstanding any such assignment, Lessee shall not be released from its primary liability hereunder and shall continue to be obligated for all of its obligations in this Lease, which obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made. Lessee will have the right, subsequent to any assignment (a) to receive a duplicate copy of each notice of default sent by Lessor to Lessee or any assignee (but such notice shall be effective as against the Lessee, as well as any subsequent assignees, even if a copy has not been delivered to such requesting assignee), and (b) to cure any default by Lessee or other assignee under the Lease within the cure period provided for hereunder. Lessee’s liability hereunder shall continue notwithstanding the rejection of this Lease by an assignee or any sublease of this Lease pursuant to Section 365 of Title 11 of the United States Code, any other provision of the Bankruptcy Code, or any similar law relating to bankruptcy, insolvency, reorganization or the rights of creditors, which arises subsequent to such assignment. In the event Lessee assigns this Lease and it shall thereafter be rejected in a bankruptcy or similar proceeding, a new lease identical to this Lease shall be reinstituted as between Lessor and Lessee without further act of either party, provided Lessor shall not be obligated to deliver to Lessee possession of the Property free of any tenancy created or caused by Lessee or any entity holding by or through Lessee. Nothing herein shall be construed to permit Lessee to mortgage, pledge, hypothecate or otherwise collaterally assign in any manner or nature whatsoever Lessee’s interest under this Lease in whole or in part. Lessee shall provide written notice to Lessor, the Servicer and the Indenture Trustee of any proposed assignment of this Lease at least thirty (30) Business Days prior to the effective date thereof and an executed copy of the approved agreement of assignment and assumption within thirty (30) days after the execution thereof. To the extent an assignee of this Lease fails to perform on behalf of Lessee the obligations of Lessee hereunder, and Lessee performs such obligations, then Lessee shall be subrogated to the rights of Lessor as against such assignee in respect of such performance.”

(f) Section 12.1 is hereby modified by deleting the word “Guarantor” appearing in line 67 thereof and substituting in lieu thereof the word “Lessee”.

(g) Article 13 is hereby restated in its entirety as follows:

“ARTICLE 13

LETTER OF CREDIT

Section 13.1. Letter of Credit. Throughout the Base Term and all applicable Renewal Terms, the Lessee shall cause the Applicant to provide a Qualified Letter of Credit satisfying the requirements set forth in this Article 13; provided that in the event of a draw pursuant to Section 13.3(b), (c), (d), (e), (f) or (g) below, the Lessee shall no longer have an obligation to cause the Applicant to provide a Qualified Letter of Credit. In addition, the Lessee shall cause each Obligor to waive all direct or indirect rights of reimbursement, subrogation or other claims against the Lessee with respect to such Qualified Letter of Credit.

Section 13.2. Replacements. The Applicant shall have the right at any time to replace any outstanding Qualified Letter of Credit with another Qualified Letter of Credit that meets all of the requirements set forth in this Article 13. Each replacement Qualified Letter of Credit shall be accompanied by a certificate executed by Lessee confirming (a) each Obligor has waived all direct or indirect rights of reimbursement, subrogation or other claims against the Lessee with respect to such replacement Qualified Letter of Credit, (b) Lessee is not an Obligor with respect to such replacement Qualified Letter of Credit, and (c) such replacement Qualified Letter of Credit is not collateralized with any asset in which the Lessee has an ownership or other interest.

Section 13.3. Draw Events. With respect to any Qualified Letter of Credit, the Beneficiary shall be permitted thereunder:

(a) from time to time, if the Lessee fails to make any payment of Base Rent on an applicable Rent Payment Date, to draw upon such Qualified Letter of Credit an amount equal to or less than the amount of Base Rent that on such Rent Payment Date was due and payable but not paid and that remains unpaid on the date of such drawing;

(b) if Lessee fails to make a Stipulated Loss Value Payment due and payable on a Stipulated Loss Value Date pursuant to Section 12.1, to draw upon such Qualified Letter of Credit an amount equal to or less than the Stipulated Loss Value Payment that on such Stipulated Loss Value Date was due and payable but not paid and that remains unpaid on the date of such drawing;

(c) if any Lease Event of Default has occurred and is continuing, to draw upon such Qualified Letter of Credit an amount equal to the maximum remaining amount available to be drawn thereunder;

(d) if (i) an Obligor makes any general arrangement or assignment for the benefit of creditors; (ii) an Obligor becomes a “debtor” as defined in 11 U.S.C. § 101 of the Bankruptcy Code or any successor statute thereto (unless, in the case of a petition filed against such Obligor, the same is dismissed within ninety (90) days or such Obligor ceases to be an “Obligor” within ninety (90) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of the assets of an Obligor where possession is not restored to such Obligor within ninety (90) days and such Obligor does not cease to be an “Obligor” within ninety (90) days; (iv) the attachment, execution or other judicial seizure of substantially all of the assets of an Obligor where such attachment, execution or other judicial seizure is not discharged within ninety

(90) days and such Obligor does not cease to be an “Obligor” within ninety (90) days; (v) an Obligor admits in writing its inability to pay its debts generally as they become due; (vi) an Obligor files a petition in bankruptcy or a petition to take advantage of any insolvency act; (vii) an Obligor files a petition or answer seeking reorganization or arrangement or other protection under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof; (viii) an Obligor is liquidated or dissolved, or placed under conservatorship or other protection under any applicable federal or state law or begins proceedings toward such liquidation or dissolution; (ix) any petition is filed by or against an Obligor under Federal bankruptcy laws, or any other proceeding is instituted by or against an Obligor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for an Obligor, or for any substantial part of the property of an Obligor, and such proceeding is not dismissed within ninety (90) days after institution thereof and such Obligor does not cease to be an “Obligor” within ninety (90) days after institution thereof; or (x) an Obligor shall take any action to authorize or effect any of the actions set forth above in this subsection (d), to draw to draw upon such Qualified Letter of Credit an amount equal to the maximum remaining amount available to be drawn thereunder;

(e) if (i) an Obligor has any rights of reimbursement, subrogation or other claims against the Lessee with respect to such Qualified Letter of Credit, (ii) Lessee is an Obligor with respect to such Qualified Letter of Credit, or (iii) such Qualified Letter of Credit is collateralized with any asset in which the Lessee has an ownership or other interest, to draw upon such Qualified Letter of Credit an amount equal to the maximum remaining amount available to be drawn thereunder;

(f) if thirty (30) or fewer days remain prior to the current expiry date of such Qualified Letter of Credit, the Issuing Bank has given a notice of non-extension referred to in the definition of “Qualified Letter of Credit”, and the Beneficiary has not received a replacement Qualified Letter of Credit under Section 13.2, to draw upon such Qualified Letter of Credit an amount equal to the maximum remaining amount available to be drawn thereunder; and

(g) if the Lessee fails to cause the Applicant to provide a required Qualifying Letter of Credit (as defined in the Master Letter Agreement) by May 15, 2022 in accordance with Section 5(a) of the Master Letter Agreement, and the Beneficiaryhas not received a Qualifying Letter of Credit, to draw upon such Qualified Letter of Credit an amount equal to or less than the amount of the Qualifying Letter of Credit that was required to be provided pursuant to Section 5(a) of the Master Letter Agreement;

provided that an authorized representative or officer of the Beneficiary delivers to the Issuing Bank a certificate as to the occurrence of the condition allowing such draw.

Section 13.4. Letter of Credit Proceeds. Upon a draw on a Qualified Letter of Credit by the Beneficiary, the proceeds shall be deposited and handled as set forth in that certain Master Letter Agreement dated as of even date herewith (the “Master Letter Agreement”).

Section 13.5. Lessor Payment Obligation. Notwithstanding any provision in the Master Letter Agreement to the contrary, the Lessor shall be obligated to pay to the Applicant within ninety (90) days after the termination of this Lease an amount equal to the portion of the LOC Account Excess Amount (as defined in the Master Letter Agreement) received by the Lessor, if any, that is not required to be used to satisfy the Lessee’s unpaid obligations under this Lease. In no event shall the amount of such payment exceed an amount equal to the LOC Account Excess Amount actually received by the Lessor. The Lessor hereby covenants and agrees that it will continue to comply with its covenants and agreements set forth in Section 5.01 and Section 5.02 of the Indenture, as in effect on the date hereof, until such time as any amount due and payable to the Applicant under this Section 13.5 or under Section 4(b)(vi)(B) of the Master Letter Agreement is paid to the Applicant.

Section 13.6. Quarterly Compliance Certificate. Within thirty (30) days after the end of each calendar quarter in each calendar year during the Base Term and all applicable Renewal Terms, the Lessee shall deliver to the Lessor, the Indenture Trustee and the Beneficiary a certificate executed by Lessee confirming (a) each Obligor has waived all direct or indirect rights of reimbursement, subrogation or other claims against the Lessee with respect to any outstanding Qualified Letter of Credit, (b) Lessee is not an Obligor with respect to any such Qualified Letter of Credit, and (c) such Qualified Letter of Credit is not collateralized with any asset in which the Lessee has an ownership or other interest.”

(h) Section 15.1 is hereby modified by deleting the words “or Guarantor” appearing in line 29 thereof.

(i) Section 16.1(a) is hereby modified by deleting the terms of the section in their entirety and substituting in lieu thereof the following:

Lessee shall fail to make any Termination Value Payment or Stipulated Loss Value Payment within three (3) Business Days after the same shall become due;

(j) Section 16.1(b) is hereby modified by deleting the terms of the section in their entirety and substituting in lieu thereof the following:

Lessee shall fail to make any payment of Base Rent, Supplemental Rent or any other payment required to be made under this Lease and such failure shall continue for a period of ten (10) days after written notice thereof from Lessor or the Servicer;

(k) Section 16.1(c) is hereby modified by: (i) deleting the words “any of Guarantor or” appearing in line 1 thereof; and (ii) deleting the words “Guarantor or Lessee (as applicable)” appearing in line 7 thereof and substituting in lieu thereof the word “Lessee”.

(l) Section 16.1(e) is hereby modified by: (i) deleting the words “the Guarantor or” appearing in line 1 thereof; and (ii) deleting the words “Guarantor or” appearing in line 2 thereof.

(m) Section 16.1(f) is hereby modified by deleting the words “or Guarantor” appearing in lines 1, 2, 4, 5, 6, 7-8 (both occurrences), 9-10, 11, 13, 16, 17, 21, 22 and 24 thereof.

(n) Section 16.1(g) is hereby modified by deleting the terms of the section in their entirety.

(o) Section 19.1(a) is hereby modified by: (i) deleting the words “or Guarantor” appearing in line 32 thereof; and (ii) deleting the words “or the Guaranty, as applicable,” appearing in line 33 thereof.

(p) Appendix A is hereby modified by:

i. adding the following definition of “Acceptable Bank”:

““Acceptable Bank” shall mean any bank or trust company (i) which is organized under the laws of the United States of America or any State thereof, (ii) which has capital, surplus and undivided profits aggregating at least $1,000,000,000, and (iii) which has a Debt Rating issued by Standard & Poor’s of at least of at least AA- and a Debt Rating issued by Moody’s of at least Aa3 (or such bank or trust company must have either of such Debt Ratings in the event that either Moody’s or Standard & Poor’s (including their respective successors) shall have ceased to exist).”

ii. restating the definition of “Address” as follows:

““Address” shall mean, subject to the rights of the party in question to change its Address in accordance with the terms of the Operative Documents:

(i) with respect to Lessee: TXU Properties Company, 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

(ii) with respect to Lessor: c/o U.S. Bank, N.A. (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as Owner Trustee, 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Administration;

with a copy to the Owner Participant: ZSF/Dallas Tower LLC, c/o Zurich Structured Finance, Inc., 105 East 17th Street, New York, New York 10005, Attention: Mr. Christian Halabi;

with an additional copy to the Owner Participant: ZSF/Dallas Tower LLC, c/o Zurich Structured Finance, Inc., 105 East 17th Street, New York, New York 10005, Attention: General Counsel;

with an additional copy to Neil Tucker: Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 27th Floor, New York, New York 10036, Attention: Mr. Neil Tucker.

(iii) with respect to the Indenture Trustee: LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: GSTS - TXU Pass-Through Trust, Series 2002-1;

with a copy to the Servicer: Wachovia Bank, National Association, 301 South College Street, NC 0606, Charlotte, NC 28288;

with an additional copy to each of the following holders of Pass-Through Trust Certificates (so long as such holders continue to own Pass-Through Trust Certificates): (a) The Prudential Insurance Company of America, c/o Prudential Capital Group, 2200 Ross Avenue, Suite 4200E, Dallas, TX 75201; (b) Allstate Life Insurance Company, Private Placements Department, 3075 Sanders Road, STE G5D, Northbrook, Illinois 60062-7127; (c) Allstate Life Insurance Company of New York, Private Placements Department, 3075 Sanders Road, STE G5D, Northbrook, Illinois 60062-7127; (d) Nationwide Life Insurance Company, One Nationwide Plaza (1-33-07), Columbus, Ohio 43215-2220; (e) Nationwide Life and Annuity Insurance Company, One Nationwide Plaza (1-33-07), Columbus, Ohio 43215-2220; (f) Thrivent Financial for Lutherans, Attn: Al Onstad, 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

(iv) with respect to the Servicer: Wachovia Bank, National Association, 301 South College Street, NC 0606, Charlotte, NC 28288;

with a copy to the Indenture Trustee: LaSalle Bank National Association, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: GSTS - TXU Pass-Through Trust, Series 2002-1;

iii. adding the following definition of “Applicant”:

““Applicant” shall mean TXU Corp. or any Affiliate of TXU Corp. other than the Lessee.”

iv. adding the following definition of “Beneficiary”:

““Beneficiary” shall mean the Servicer, acting on behalf of the Indenture Trustee, as assignee of the Lessor’s rights under the Lease, and its successors and assigns, including any permitted assignees of its rights and obligations with respect to any Qualified Letter of Credit.”

v. adding the following definition of “Debt Rating”:

““Debt Rating” shall mean, with respect to any Person, the rating applicable to such Person’s senior, unsecured non-credit enhanced long-term indebtedness for borrowed money issued by Standard & Poor’s or Moody’s, as applicable. A Debt Rating, whether public or private, issued by Standard & Poor’s or Moody’s shall be deemed to be in effect on the date of announcement or publication by Standard & Poor’s or Moody’s, as the case may be, of such Debt Rating or, in the absence of such announcement or publication, on the effective date of such Debt Rating and will remain in effect until the date when any change in such Debt Rating is deemed to be in effect.”

vi. deleting the definition of “Guarantor.”

vii. deleting the definition of “Guaranty.”

viii. adding the following definition of “Issuing Bank”:

““Issuing Bank” shall mean an Acceptable Bank that issues a Qualified Letter of Credit.”

ix. restating the following definition of “Lease”:

““Lease” shall mean the Lease Agreement dated as of the Closing Date between Lessor, as lessor, and Lessee, as lessee, as amended by that certain First Amendment to Lease Agreement dated as of June 1, 2007.”

x. within the definition of “Lease Operative Documents”, deleting reference therein to “the Guaranty”;

xi. adding the following definition of “Majority in Interest of the Certificateholders”:

““Majority in Interest of the Certificateholders” shall mean the “Majority in Interest of the Holders” as such term is defined in the Pass-Through Trust Agreement.”

xii. adding the following definition of “Master Latter Agreement”:

““Master Letter Agreement” shall have the meaning specified in Section 13.4 of the Lease.”

xiii. within the definition of “Net Casualty Proceeds”, deleting the words “, the Guarantor” appearing in line 4 thereof;

xiv. within the definition of “Net Condemnation Proceeds”, deleting the words “, the Guarantor” appearing in line 3 thereof;

xv. adding the following definition of “Obligor”:

““Obligor” shall mean, with respect to any Qualified Letter of Credit that is outstanding, each entity that is directly or indirectly obligated to reimburse the Issuing Bank for any amounts drawn under such Qualified Letter of Credit; provided, however, that the term “Obligor” shall not include any entity which, on the day on which Beneficiary would otherwise be entitled to draw on such Qualified Letter of Credit, is not directly or indirectly obligated to reimburse the Issuing Bank for any amounts drawn under such Qualified Letter of Credit.”

xvi. within sub-item (c) of the definition of “Permitted Liens”, deleting the word “Guarantor” appearing in line 7 thereof and substituting in lieu thereof the word “Lessee”;

xvii. within sub-item (d) of the definition of “Permitted Liens”, (1) deleting the words “Guarantor (or Lessee if there is no Guarantor)” appearing in lines 4-5 thereof and substituting in lieu thereof the word “Lessee”, and (2) deleting the word “Guarantor” appearing in line 7 thereof and substituting in lieu thereof the word “Lessee”;

xviii. within the final paragraph of the definition of “Permitted Liens”, deleting the words “Guarantor’s and” appearing in line 4 thereof;

xix. adding the following definition of “Qualified Letter of Credit”:

““Qualified Letter of Credit” shall mean an irrevocable, standby letter of credit issued, at the request of Applicant, by an Acceptable Bank in favor of the Beneficiary, substantially in form of Exhibit D attached to the Master Letter Agreement, or otherwise in form and substance reasonably satisfactory to the Lessor and the Majority in Interest of the Certificateholders and satisfying all of the following criteria:

(A) at no time shall the Lessee be an Obligor with respect to such letter of credit;

(B) such letter of credit shall at no time be collateralized with any asset in which the Lessee has an ownership or other interest;

(C) such letter of credit shall at all times be at least equal to (1) $5,000,000, plus (2) the greater of (I) the aggregate Base Rent then remaining to be paid over the remainder of the scheduled Base Term and (II) the largest Stipulated Loss Value listed on Schedule 12.1 to the Lease that may become payable by the Lessee during the remainder of the scheduled Base Term, provided that in the event of a partial draw pursuant to clause (E)(I) below that reduces the amount of such letter of credit below the required minimum amount described above, Applicant shall have thirty (30) days to increase or replace such letter of credit so that the amount of such letter of credit or the replacement letter of credit is equal to or greater than the required minimum amount described above;

(D) (I) with respect to the Base Term, such letter of credit shall have a stated expiry date which is the sooner to occur of (a) May 31, 2022 or (b) a date that is at least one year from date of the issuance thereof, and, if such expiry date is prior to May 31, 2022, which shall be automatically extended pursuant to the terms of such letter of credit for a period of at least one year from the date of such expiration (but in no event beyond May 31, 2022) unless the Issuing Bank shall, not later than 60 days prior to the stated expiry date, provide written notice to the Applicant, the Servicer, acting on behalf of the Indenture Trustee (as assignee of the Lessor’s rights under the Lease), and the Lessor, stating that the Issuing Bank elects not to automatically extend such letter of credit for any additional period; or (II) with respect to any Renewal Term, such letter of credit shall have a stated expiry date which is the sooner to occur of (a) ninety (90) days after the expiration of such Renewal Term or (b) a date that is at least one year from date of the issuance thereof, and, if such expiry date is prior to the date that is ninety (90) days after the expiration of such Renewal Term, which shall be automatically extended pursuant to the terms of such letter of credit for a period of at least one year from the date of such expiration (but in no event beyond the date that is ninety (90) days after the expiration of such Renewal Term) unless the Issuing Bank shall, not later than 60 days prior to the stated expiry date, provide written notice to the Applicant and the Lessor, stating that the Issuing Bank elects not to automatically extend such letter of credit for any additional period;

(E) such letter of credit shall provide that it may be drawn in whole or in part, with funds under such letter of credit being available to the Beneficiary against presentation at the Issuing Bank’s office, in person, via courier or other delivery service, on or before the expiry date of such letter of credit, of the Beneficiary’s sight draft(s) drawn on the Issuing Bank and accompanied by a written statement signed by an authorized representative or officer of the Beneficiary reading as one of the following (with the blanks filled in):

(I) “WE HEREBY CERTIFY THAT THE LESSEE FAILED TO MAKE PAYMENT OF BASE RENT DUE AND PAYABLE ON              PURSUANT TO THAT CERTAIN LEASE AGREEMENT DATED AS OF FEBRUARY 14, 2002, AS AMENDED, FOR THE PROPERTY CURRENTLY OR PREVIOUSLY KNOWN AS ENERGY PLAZA IN DALLAS, TEXAS, AND THE AMOUNT OF THIS DRAWING, $            , AN AMOUNT EQUAL TO OR LESS THAN THE AMOUNT OF BASE RENT THAT ON SUCH DATE WAS DUE AND PAYABLE PURSUANT TO THE LEASE BUT NOT PAID, REMAINS UNPAID AS OF THE DATE HEREOF.”

OR

(II) “WE HEREBY CERTIFY THAT THE LESSEE FAILED TO MAKE A STIPULATED LOSS VALUE PAYMENT DUE AND PAYABLE ON              PURSUANT TO THAT CERTAIN LEASE AGREEMENT DATED AS OF FEBRUARY 14, 2002, AS AMENDED, FOR THE PROPERTY CURRENTLY OR PREVIOUSLY KNOWN AS ENERGY PLAZA IN DALLAS, TEXAS, AND THE AMOUNT OF THIS DRAWING, $            , AN AMOUNT EQUAL TO OR LESS THAN THE STIPULATED LOSS VALUE PAYMENT THAT ON SUCH DATE WAS DUE AND PAYABLE PURSUANT TO THE LEASE BUT NOT PAID, REMAINS UNPAID AS OF THE DATE HEREOF.”

OR

(III) “WE HEREBY CERTIFY THAT A LEASE EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING PURSUANT TO THAT CERTAIN LEASE AGREEMENT DATED AS OF FEBRUARY 14, 2002, AS AMENDED, FOR THE PROPERTY CURRENTLY OR PREVIOUSLY KNOWN AS ENERGY PLAZA IN DALLAS, TEXAS, AND THE BENEFICIARY HEREBY DRAWS $            , THE MAXIMUM REMAINING AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT.”

OR

(IV) “WE HEREBY CERTIFY THAT (A) AN “OBLIGOR” (AS DEFINED IN THAT CERTAIN LEASE AGREEMENT DATED AS OF FEBRUARY 14, 2002, AS AMENDED, FOR THE PROPERTY CURRENTLY OR PREVIOUSLY KNOWN AS ENERGY PLAZA IN DALLAS, TEXAS) HAS MADE A GENERAL ARRANGEMENT OR ASSIGNMENT FOR THE BENEFIT OF CREDITORS; (B) AN OBLIGOR HAS BECOME A “DEBTOR” AS DEFINED IN 11 U.S.C. § 101 OF THE BANKRUPTCY CODE OR ANY SUCCESSOR STATUTE THERETO (AND, IN THE CASE OF A PETITION FILED AGAINST SUCH OBLIGOR, THE PETITION WAS FILED AT LEAST NINETY (90) DAYS PRIOR TO THE DATE OF THIS DRAWING AND HAS NOT BEEN DISMISSED); (C) AT LEAST NINETY (90) DAYS PRIOR TO THE DATE OF THIS DRAWING THERE WAS AN APPOINTMENT OF A TRUSTEE OR RECEIVER TO TAKE POSSESSION OF SUBSTANTIALLY ALL OF THE ASSETS OF AN OBLIGOR AND POSSESSION HAS NOT BEEN RESTORED; (D) THERE OCCURRED AN ATTACHMENT, EXECUTION OR OTHER JUDICIAL SEIZURE OF SUBSTANTIALLY ALL OF THE ASSETS OF AN OBLIGOR AT LEAST NINETY (90) DAYS PRIOR TO THE DATE OF THIS DRAWING AND SUCH ATTACHMENT, EXECUTION OR OTHER JUDICIAL SEIZURE HAS NOT BEEN DISCHARGED; (E) AN OBLIGOR HAS ADMITTED IN WRITING ITS INABILITY TO PAY ITS DEBTS GENERALLY AS THEY BECOME DUE; (F) AN OBLIGOR HAS FILED A PETITION IN BANKRUPTCY OR A PETITION TO TAKE ADVANTAGE OF ANY INSOLVENCY ACT; (G) AN OBLIGOR HAS FILED A PETITION OR ANSWER SEEKING REORGANIZATION OR ARRANGEMENT OR OTHER PROTECTION UNDER THE FEDERAL BANKRUPTCY LAWS OR ANY OTHER APPLICABLE LAW OR STATUTE OF THE UNITED STATES OF AMERICA OR ANY STATE THEREOF; (H) AN OBLIGOR HAS LIQUIDATED OR DISSOLVED, OR BEEN PLACED UNDER CONSERVATORSHIP OR OTHER PROTECTION UNDER ANY APPLICABLE FEDERAL OR STATE LAW OR BEGAN PROCEEDINGS TOWARD SUCH LIQUIDATION OR DISSOLUTION; (I) A PETITION HAS BEEN FILED AT LEAST NINETY (90) DAYS PRIOR TO THE DATE OF THIS DRAWING BY OR AGAINST AN OBLIGOR UNDER FEDERAL BANKRUPTCY LAWS, OR ANOTHER PROCEEDING HAS BEEN INSTITUTED AT LEAST NINETY (90) DAYS PRIOR TO THE DATE OF THIS DRAWING BY OR AGAINST AN OBLIGOR SEEKING TO ADJUDICATE IT BANKRUPT OR INSOLVENT, OR SEEKING LIQUIDATION, REORGANIZATION, ARRANGEMENT, ADJUSTMENT OR COMPOSITION OF IT OR ITS DEBTS UNDER ANY LAW RELATING TO BANKRUPTCY, INSOLVENCY OR REORGANIZATION OR RELIEF OF DEBTORS, OR SEEKING THE ENTRY OF AN ORDER FOR RELIEF OR THE APPOINTMENT OF A RECEIVER,

TRUSTEE, CUSTODIAN OR OTHER SIMILAR OFFICIAL FOR SUCH OBLIGOR, OR FOR ANY SUBSTANTIAL PART OF THE PROPERTY OF SUCH OBLIGOR, AND SUCH PROCEEDING HAS NOT BEEN DISMISSED; OR (J) AN OBLIGOR HAS TAKEN AN ACTION TO AUTHORIZE OR EFFECT ANY OF THE ACTIONS SET FORTH ABOVE, AND THE BENEFICIARY HEREBY DRAWS $            , THE MAXIMUM REMAINING AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT.”

OR

(V) “WE HEREBY CERTIFY THAT (A) AN “OBLIGOR” (AS DEFINED IN THAT CERTAIN LEASE AGREEMENT DATED AS OF FEBRUARY 14, 2002, AS AMENDED, FOR THE PROPERTY CURRENTLY OR PREVIOUSLY KNOWN AS ENERGY PLAZA IN DALLAS, TEXAS) HAS RIGHTS OF REIMBURSEMENT, SUBROGATION OR OTHER CLAIMS WITH RESPECT TO SUCH LETTER OF CREDIT AGAINST THE LESSEE UNDER SUCH LEASE AGREEMENT, (II) THE LESSEE IS DIRECTLY OR INDIRECTLY OBLIGATED TO REIMBURSE BANK FOR ANY AMOUNTS DRAWN UNDER BANK IRREVOCABLE STANDYBY LETTER OF CREDIT NO.             , OR (III) SUCH LETTER OF CREDIT IS COLLATERALIZED WITH ANY ASSET IN WHICH THE LESSEE HAS AN OWNERSHIP OR OTHER INTEREST, AND THE BENEFICIARY HEREBY DRAWS $            , THE MAXIMUM REMAINING AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT.”

OR

(VI) “WE HEREBY CERTIFY THAT THIRTY (30) OR FEWER DAYS REMAIN PRIOR TO THE CURRENT EXPIRY DATE OF THIS LETTER OF CREDIT, BANK HAS GIVEN NOTICE OF NON-EXTENSION AND THE SERVICER ON BEHALF OF THE INDENTURE TRUSTEE HAS NOT RECEIVED A QUALIFIED LETTER OF CREDIT AND BENEFICIARY IS ENTITLED TO DRAW $            , THE MAXIMUM REMAINING AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT.”

OR

(VII) “WE HEREBY CERTIFY THAT THE LESSEE WAS REQUIRED TO DELIVER A QUALIFYING LETTER OF CREDIT ON OR BEFORE MAY 15, 2022, PURSUANT TO THAT CERTAIN MASTER LETTER AGREEMENT DATED AS OF JUNE     , 2007, THE LESSEE FAILED TO DELIVER SUCH LETTER OF CREDIT BY SUCH DATE AND HAS NOT DELIVERED SUCH LETTER OF CREDIT AS OF THE DATE OF THIS DRAWING, AND THE BENEFICIARY IS ENTITLED TO DRAW $            , AN AMOUNT EQUAL TO THE AMOUNT OF SUCH LETTER OF CREDIT REQUIRED TO BE DELIVERED.”

(F) such letter of credit shall provide that any draw will be honored in same day funds, wired in accordance with the Issuing Bank’s normal practices, but in no event no later than the next business day after the date of demand; and

(G) such letter of credit shall be transferable in its entirety, but not in part, on one or more occasions at no cost to Lessor or Beneficiary, and such transfer must be acknowledged by the Issuing Bank if requested by either Lessor or Beneficiary.”

xx. restating the definition of “Servicer” as follows:

““Servicer” shall mean Wachovia Bank, National Association, as successor to First Union National Bank, as servicer under the Indenture and its successors and assigns.”

xxi. deleting the definition of “TXU Guaranty Agreement.”

(q) Schedule 9.1, part (b) is hereby modified by deleting the words “Guarantor (or Lessee if there is no Guarantor)” appearing in line 1 thereof and substituting in lieu thereof the word “Lessee”.

(r) Exhibit B, part (f) is hereby modified by deleting the words “[and the Guarantor]” appearing in line 1 thereof.

(s) Any references in the Lease to “Guarantor” or “Guaranty” not hereinabove referenced are hereby deleted and the terms of the Lease are hereby accordingly modified to reflect the termination of the Guaranty and Guarantor.

3. Lessee’s Required Rating. Lessee acknowledges that certain rights and obligations of Lessee under the Lease, as modified by this Amendment, are contingent upon whether Lessee has a Required Rating equal to or greater than the Trigger Rating. Such rights and obligations include, without limitation, those included in Sections 7.1, 8.5, 8.6, 9.1 and 12.1 of the Lease, among others, and in certain definitions contained in Appendix A to the Lease including, among others, the definition of “Permitted Liens”. Lessee further acknowledges that it has no rating from any NSRO, and that unless and until it has a Required Rating equal to or greater than the Trigger Rating from at least two (2) NSROs, all of such rights referenced hereinabove shall not be available to Lessee and all of such obligations referenced hereinabove shall be imposed upon Lessee.

4. Representations and Warranties. Lessee represents and warrants to Lessor that the following are true and correct as of the date of this Amendment:

(a) Due Organization. Lessee is a corporation duly organized, validly existing and in good standing in the State of Texas and is qualified to do business in the State of Texas. Lessee has the corporate power and authority to conduct its business as now conducted, to own or hold under lease its property, to lease the Property and to enter into and perform its obligations under the Lease, as amended by this Amendment, and the Master Letter Agreement.

Lessee is duly qualified to do business and is in good standing as a foreign corporation in any jurisdiction where the failure to so qualify would have a material adverse effect on its ability to perform its obligations under the Lease, as amended by this Amendment, and the Master Letter Agreement.

(b) Due Authorization; No Conflict. Each of the Lease, as amended by this Amendment, and the Master Letter Agreement has been duly authorized by all necessary corporate action on the part of Lessee and has been duly executed and delivered by Lessee, and the execution, delivery and performance thereof by Lessee will not, (i) require any approval of the stockholder of Lessee (except as heretofore obtained) or any approval or consent of any trustee or holder of any indebtedness or obligation of Lessee or of any Affiliate of Lessee, other than such consents and approvals as have been obtained, (ii) contravene any Applicable Law binding on Lessee or (iii) contravene or result in any breach of or constitute any default under Lessee’s charter or by-laws or other organizational documents, or any indenture, judgment, order, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which Lessee is a party or by which Lessee is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon any of the property of Lessee.

(c) Enforceability. Each of the Lease, as amended by this Amendment, and the Master Letter Agreement constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance, insolvency, general principles of equity or other similar laws affecting the enforcement of creditors’ rights in general.

5. Full Force and Effect. Except as herein expressly amended, modified and supplemented, all of the terms, conditions and provisions of the Lease remain in full force and effect and are hereby ratified and confirmed in every respect. Lessee takes the occasion of the execution of this Amendment to confirm that, to the best of Lessee’s knowledge: (i) Lessor is not in default under the Lease and Lessor has fully and properly fulfilled all of its obligations under the Lease; (ii) Lessee has no dispute with respect to any payments of Base Rent and/or Supplemental Rent heretofore made by Lessee nor any other claims against Lessor under or in connection with the Lease or otherwise; and (iii) Lessee is in possession of the Property and is satisfied with the condition of the Property and that Lessor shall have no obligation to perform any work and/or installations, supply any materials or equipment and/or otherwise incur any cost or expense in order to prepare same for Lessee’s continued occupancy or otherwise. Lessor takes the occasion of the execution of this Amendment to confirm that, to the best of Lessor’s knowledge: (i) Lessee is not in default under the Lease and Lessee has fully and properly fulfilled all of its obligations under the Lease; and (ii) Lessor has no dispute with respect to any payments of Base Rent and/or Supplemental Rent heretofore made by Lessee nor any other claims against Lessee under or in connection with the Lease or otherwise.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties had signed the same signature page. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart.

7. Effectiveness. This Amendment shall be effective as of the date first above written.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas and shall be binding upon the parties hereto and their respective permitted successors in interest and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of date first above written.

Lessor:	U.S. BANK, N.A. (as successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity but solely as owner trustee of ZSF/Dallas Tower Trust

	By:	/s/ EARL W. DENNISON JR.

		Name:	EARL W. DENNISON JR.

		Title:	Vice President

Lessee:	TXU PROPERTIES COMPANY

	By:	/s/ ANTHONY HORTON

		Name:	Anthony Horton

		Title:	Treasurer and Assistant Secretary